Exhibit 10.14

Execution Version

CAPNIA, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement (this “Agreement”) is made and entered into as of January 16, 2012 (the “Effective Date”), by and among Capnia, Inc., a Delaware corporation (the “Company”), with offices at 2445 Faber Place, Suite 250, Palo Alto, CA 94303, and the persons and entities listed on the schedule of investors attached hereto as Exhibit A (each, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, on the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to such Investor, a convertible promissory note in the principal amount set forth opposite such Investor’s name on the schedule of investors attached hereto as Exhibit A (the “Schedule of Investors”), together with a corresponding warrant to acquire shares of the Company’s capital stock; and

WHEREAS, unless otherwise stated, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the form of Note (as defined below).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Issuance of Convertible Promissory Notes and Warrants to Purchase Stock.

1.1 Convertible Promissory Notes. Each Investor, severally and not jointly, agrees, upon the terms and conditions specified in this Agreement, to lend to the Company the sum set forth on Exhibit A opposite such Investor’s name (individually, a “Loan,” and collectively, the “Loans”) at the applicable Closing (as defined below). Each Investor’s Loan shall be evidenced by a convertible promissory note, dated as of the date of the applicable Closing, in the form of Exhibit B attached hereto (each, a “Note” and collectively, the “Notes”).

1.2 Warrant to Purchase Shares. Concurrently with the sale and issuance of the Notes to the Investors, the Company will issue to each Investor a warrant, in the form attached hereto as Exhibit C (each, a “Warrant” and collectively, the “Warrants”) to purchase up to that number of shares of Preferred Stock (“Preferred Stock”) as set forth in the Warrant, for a purchase price equal to $0.0001 times the principal amount of the corresponding Note.

1.3 Place and Date of Closing. Subject to the terms and conditions hereof, the purchase, sale and issuance of the Notes and the Warrants (collectively, the “Securities”) shall take place at one (1) or more closings (each of which is referred to in this Agreement as a “Closing”). The initial Closing (the “Initial Closing”) will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Rd., Palo Alto, California 94304, at 3:00 p.m. local time on the Effective Date, or at such other time and place as the parties shall mutually agree (the “Initial Closing Date”). In the event the Investors do not purchase Notes representing the aggregate amount of $2,000,000 at the Initial Closing, then, subject to the terms and conditions hereof, the Company may sell and issue at one or more subsequent Closings (each, a “Subsequent Closing”), at such time and place as determined by the Company, in its sole discretion (the “Subsequent Closing Date”), up to the balance of the unissued Notes either to: (a) Investors that are purchasing their respective pro rata portions of the Notes (such pro rata portions determined based on the Investors’ percentage ownership of the outstanding Preferred Stock of the Company, measured as of the Initial Closing); (b) Investors that have previously purchased in full their pro rata portions of the Notes, in such proportions as determined by the Company in its sole discretion; or (c) such persons or entities as may be mutually agreed upon by the Company and Investors holding more than fifty percent (50%) of the aggregate outstanding principal amount of the Notes. The Company may conduct such Subsequent Closings until the earlier to occur of: (i) the date that is sixty (60) days following the Initial Closing; or (ii) such time as Notes representing the aggregate principal amount of $2,000,000 become subscribed for, and purchased by, the Investors (the end of such period, the “Final Closing Date”). Each of the Initial Closing and any Subsequent Closing conducted on or before the Final Closing Date (if applicable), shall be referred to herein as a “Closing,” and each of the Initial Closing Date and any Subsequent Closing Date up to the Final Closing Date (if applicable), shall be referred to herein as a “Closing Date.” Should any such sales of Notes be made by the Company at a Subsequent Closing, then the Company shall prepare and distribute to the Investors, either before or after any such Subsequent Closing Date, a revised Schedule of Investors. Unless already a party to this Agreement, each subsequent Investor that purchases Notes at a Subsequent Closing shall become a party to this Agreement.

1.4 Delivery. At each Closing, the Company will deliver to each applicable Investor a Note and Warrant to be purchased by such Investor, against receipt by the Company of the corresponding purchase price set forth on the Schedule of Investors (the “Purchase Price”). At each Closing, each applicable Investor shall deliver to the Company the Purchase Price in respect of the Note and Warrant being purchased by such Investor, as set forth on the Schedule of Investors.

2. Authorization. The Company has authorized the sale and issuance of Notes with an aggregate principal amount of up to $2,000,000.

3. Representations and Warranties of the Company. The Company represents and warrants to the Investors as follows:

3.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in the State of California and each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company’s business, properties or financial condition.

3.2 Corporate Power. The Company has all requisite legal and corporate power and authority: (i) to own and operate its properties and assets and to carry on its business as presently conducted and as contemplated to be conducted in the future; (ii) to execute and deliver this Agreement; (iii) to sell and issue the Securities, and (iv) to carry out and perform the terms and conditions of this Agreement.

3.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Securities has been taken or will be taken prior to the Initial Closing. This Agreement, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as: (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; and (ii) limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Securities, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances, other than any liens or encumbrances created by: (i) the Investors; and (ii) the holders of outstanding convertible promissory notes (the “2010 Notes”) previously issued by the Company pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of February 10, 2010, by and among the Company and the persons and entities listed on the schedule of investors attached thereto as Exhibit A, as amended to date (the “2010 Purchase Agreement”); provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws.

3.4 Capitalization. Immediately prior to the Initial Closing Date, the authorized capital of the Company consists of: (a) 21,702,428 shares of Preferred Stock, (i) of which 459,375 shares have been designated Series A Preferred Stock, of which 375,000 shares are issued and outstanding, (ii) of which 3,743,053 shares have been designated Series B Preferred Stock, of which 1,429,779 shares are issued and outstanding, and (iii) of which 17,500,000 shares have been designated Series C Preferred Stock (“Series C Preferred Stock”), of which 8,580,616 shares are issued and outstanding; and (ii) 29,500,000 shares of Common Stock (“Common Stock”), of which 6,329,425 shares are issued and outstanding. Except for: (A) the conversion privileges of the Preferred Stock; (B) the conversion privileges of the 2010 Notes; (C) warrants exercisable for the purchase of shares of the Company’s capital stock, which warrants were issued pursuant to the 2010 Purchase Agreement; (C) options exercisable for the purchase of up to 51,875 shares of Common Stock; (D) the Company’s 1999 Incentive Stock Plan, as amended (the “1999 Plan”) (as described below); (E) the Company’s 2010 Equity Incentive Plan (the “2010 Plan”) (as described below); and (F) the rights as set forth in the Amended and Restated Investor Rights Agreement, dated as of March 20, 2008, by and among the Company and certain of the Company’s stockholders (the “Rights Agreement”), there are no outstanding options, warrants, or rights (including conversion or preemptive rights) for the purchase or acquisition from the Company of any of its securities. The Company: (x) has reserved 3,171,482 shares of Common Stock for issuance pursuant to the 1999 Plan, of which 2,830,331 shares are subject to outstanding stock options or stock purchase rights, no shares remain available for future grant, and 341,151 shares have been issued upon exercise of stock options or stock purchase rights; and (y) has reserved 1,538,842 shares of Common Stock for issuance pursuant to the 2010 Plan, of which 957,030 shares have are subject to outstanding stock options or stock purchase rights, 626,812 shares remain available for future grant, and no shares have been issued upon exercise of stock options or stock purchase rights.

3.5 Compliance with Other Instruments. The Company is not in violation or default of any provision of its Amended and Restated Certificate of Incorporation (the “Restated Certificate”) or Bylaws (the “Bylaws”) (each as amended to date) or in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of the Company’s knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.6 Governmental Consent, etc. No consent, approval, qualification, order or authorization of, or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the Company’s execution, delivery or performance of this Agreement, the offer, sale or issuance of the Securities, except for: (a) such filings as have been made prior to the Closing, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”); or (b) such post-Closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

3.7 Offering. Subject in part to the truth and accuracy of the Investors’ representations set forth in Section 4, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and all applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.8 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that might result, either individually or in the aggregate, in any material adverse change in the Company’s business, properties or financial condition, or in any change in the current equity ownership of the Company, nor, to the Company’s knowledge, is there any reasonable basis therefor. The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreement with their former employers. The Company is not a party to or, to the Company’s knowledge, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

3.9 Brokers or Finders; Other Offers. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

3.10 Disclosure. Neither this Agreement nor any other written statements or certificates made or delivered in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

4. Representations and Warranties of the Investors. Each Investor hereby represents and warrants, severally and not jointly, and only with respect to such Investor, to the Company with respect to such Investor’s purchase of the Securities, as follows:

4.1 Power; Authorization. Such Investor has all requisite power and authority to execute and deliver this Agreement. This Agreement, when executed and delivered by such Investor, will constitute a valid and legally binding obligation of such Investor, enforceable in accordance with its respective terms, except as: (a) limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; and (b) limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof.

4.3 Reliance upon Investor’s Representations. Such Investor understands that the Securities are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on the Investors’ representations set forth herein.

4.4 Disclosure of Information. Such Investor believes it has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the Company’s business, properties, prospects and financial condition and to obtain additional information necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 or the right of such Investor to rely thereon.

4.5 Investment Experience; Economic Risk. Such Investor understands that the Company has a limited financial and operating history and that an investment in the Company involves substantial risks. Such Investor represents to the Company that except as otherwise disclosed to the Company, in writing, prior to such Investor’s execution of this Agreement, such Investor is an “accredited investor” (within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act) or such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development to that of the Company and acknowledges that such Investor is able to fend for himself, herself or itself. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Securities. Such Investor can bear the economic risk of such Investor’s investment and is able, without impairing such Investor’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of such Investor’s investment. If other than an individual, such Investor also represents that such Investor has not been organized for the purpose of acquiring the Securities.

4.6 Residency. In the case of an Investor who is an individual, the state of such Investor’s residency, or, in the case of an Investor that is a corporation, partnership or other entity, the state of such Investor’s principal place of business, is correctly set forth on the Schedule of Investors.

4.7 Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In connection therewith, such Investor represents that it is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three (3)-month period not exceeding specified limitations, each as applicable.

4.8 Brokers or Finders. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

4.9 Investment Representations, Warranties and Covenants by Non-United States Persons. If such Investor is not a U.S. person (as defined in Regulation S promulgated under the Securities Act (“Regulation S”)) or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act, such Investor has been advised and acknowledges that: (a) in issuing and selling the Securities to such Investor pursuant to this Agreement, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Securities Act; (b) it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one (1)-year “distribution compliance period” (or a six (6)-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the Closing Date; (c) notwithstanding the foregoing, prior to the expiration of the one (1)-year “distribution compliance period” (or six (6)-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (i) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, or (ii) the offer and sale is outside the United States and to other than a U.S. person, and (d) until the expiration of the Restricted Period, such Investor, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Securities, or any beneficial interest therein in the United States or to or for the account of a U.S. person, unless pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

4.10 Representations by Non-United States Persons. If such Investor is not a U.S. person, such Investor is satisfied as to the full observance of the laws of the Investor’s jurisdiction in connection with any offer to acquire the Securities or any use of the Agreement, including: (a) the legal requirements within such Investor’s jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities. Such Investor’s subscription and payment for, and the Investor’s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

4.11 Market Standoff. Such Investor agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering or first secondary public offering, as applicable, and ending on the date specified by the Company and the managing underwriter (such period not to initially exceed one hundred eighty (l80) calendar days and as may be extended for up to two (2) additional 17-day periods) (the “Lock-Up Period”): (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including, without limitation, shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired); or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including, without limitation, shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (a) or (b) above is to be settled by delivery of securities, in cash or otherwise; provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The foregoing covenants shall apply to the Company’s initial public offering of equity securities and to the Company’s first secondary public offering of equity securities, but it shall not apply to the sale of any shares by an Investor to an underwriter pursuant to an underwriting agreement. Such Investor agrees to execute an agreement(s) reflecting any transaction described in clauses (a) and (b) above as may be requested by the managing underwriters at the time of the initial public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants set forth in clauses (a) and (b) above. The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of the covenants in this Section 4.11 and shall have the right, power and authority to enforce such covenants as though they were a party hereto. Any release from the Lock-Up Period shall be on a pro rata basis based upon the number of Registrable Securities (as defined in the Rights Agreement) held; provided, however, that one (1) or more selective releases from the Lock-Up Period not on a pro rata basis may be made with the written consent of the holders of a majority of the Registrable Securities not so released.

5. Conditions to Closing.

5.1 Conditions to Obligations of the Investors. The obligations of each Investor to purchase Securities hereunder are subject to the fulfillment on or before the Initial Closing Date of each of the following conditions, the waiver of which shall not be effective against the Investor unless consented to in writing thereto:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects as of the Initial Closing, with the same effect as if made on and as of the Initial Closing.

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Initial Closing shall have been performed or complied with in all material respects.

(c) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor.

(e) Transaction Documents. The Company shall have duly executed and delivered to the Investors the following documents:

(i) This Agreement;

(ii) Each Note and Warrant issued hereunder;

(iii) The Security Agreement, in the form of Exhibit D attached hereto (the “Security Agreement”); and

(iv) The Amended and Restated Voting Agreement in the form of Exhibit E attached hereto (the “Voting Agreement”) (such documents specified in clauses (i) – (iv) collectively, the “Transaction Documents”)

(f) Minimum Investment. At the Initial Closing, the Investors shall purchase Notes with an aggregate principal amount of at least $1,500,000.

5.2 Conditions to Obligations of the Company. The obligations of the Company to each Investor under this Agreement are subject to fulfillment on or before the Closing of each of the following conditions by that Investor:

(a) Representations. The representations made by the Investors in Section 4 shall be true and correct when made, and shall be true and correct on the Closing.

(b) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

(c) Transaction Documents. Each Investor shall have duly executed and delivered to the Company this Agreement and the other Transaction Documents (excluding each Note and Warrant issued hereunder, which shall only be executed by the Company).

6. Miscellaneous.

6.1 Waivers and Amendments. Except as expressly provided herein, neither this Agreement, the Notes, the Warrants, the Security Agreement nor any term hereof or thereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the holders of at least two-thirds (2/3) in interest of the Notes may, with the Company’s prior written consent, waive, modify or amend any provisions hereof and thereof on behalf of all Investors. SUBJECT TO THE FOREGOING LIMITATIONS, EACH INVESTOR ACKNOWLEDGES THAT BY THE OPERATION OF THIS SECTION 6.1 THE HOLDERS OF AT LEAST TWO-THIRDS (2/3) IN INTEREST OF THE NOTES WILL HAVE THE RIGHT AND POWER TO DIMINISH OR ELIMINATE ALL RIGHTS OF ALL INVESTORS UNDER THIS AGREEMENT, THE NOTES, THE WARRANTS, AND THE SECURITY AGREEMENT.

6.2 Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

6.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Investor and the Closing of the transactions contemplated hereby.

6.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.5 Entire Agreement. This Agreement (including the exhibits attached hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6.6 Notices, etc. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed: (a) if to an Investor, at such Investor’s address, facsimile number or electronic mail address set forth on the Schedule of Investors, or at such other address, facsimile number or electronic mail address as such Investor may designate by advance written notice to the Company; or (b) if to the Company, to its address or facsimile number set forth on its signature page to this Agreement and directed to the attention of the President (with a copy (which shall not constitute notice) addressed to Wilson Sonsini Goodrich & Rosati, Attention: Elton Satusky, 650 Page Mill Road, Palo Alto, CA 94304, or delivered via fax at (650) 496-6811) or at such other address or facsimile number as the Company may designate by advance written notice to each Investor. All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or when directed to the electronic mail address set forth on the Schedule of Investors. With respect to any notice given by the Company under any provision of the Delaware General Corporation Law or the Company’s Amended and Restated Certificate of Incorporation or Bylaws, each Investor agrees that such notice may given by facsimile or by electronic mail.

6.7 Fees and Expenses. Each of the Company and each Investor shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

6.9 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Agreement, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

6.10 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

6.11 Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Investors is a separate agreement and the sale of the Securities to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

6.12 Waiver of Anti-Dilution Adjustment. The undersigned Investors who are the holders of the requisite outstanding shares of Preferred Stock, on behalf of themselves and all other holders of Preferred Stock, hereby waive any price-based anti-dilution adjustment under Article V, Section 3(D) of the Restated Certificate with respect to the Company’s sale and issuance of the Securities pursuant to this Agreement.

6.13 Waiver of Right of First Refusal. Pursuant to Section 4.2 of the Rights Agreement, the undersigned Investors, who are the holders of at least two-thirds (2/3) of the Registrable Securities (as defined in the Rights Agreement), on behalf of themselves and all other holders of Registrable Securities granted the right of first offer pursuant to Section 2.3 of the Rights Agreement, hereby agree to waive such right of first offer and any notice requirement contained therein with respect to the Company’s sale and issuance of the Securities pursuant to this Agreement.

6.14 Treatment of Notes. The Company and each Investor agree to: (a) treat the Notes as equity for U.S. federal, state and local tax purposes within the meaning of Internal Revenue Code Section 385(c); and (b) not take any position inconsistent with such treatment for purposes of tax or information returns filed with the Internal Revenue Service or any other relevant taxing authority. Notwithstanding the foregoing, the Company makes no assurances that it will complete a Next Financing or a Non-Qualified Financing.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

COMPANY:

CAPNIA, INC.

By:	/s/ Anish Bhatnagar
Name:	Anish Bhatnagar
Title:	President

Address:
2445 Faber Place
Suite 250
Palo Alto, CA 94303

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Biotechnology Development Fund IV, LP

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC,
its General Partner

Biotechnology Development Fund IV Affiliates, LP

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC,
its General Partner

BDF IV Annex Fund, LP

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC,
its General Partner

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Vivo Ventures Fund V, LP

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of Vivo Ventures V, LLC,
its General Partner

Vivo Ventures V Affiliates Fund, LP

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments V, LLC,
its General Partner

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Mario Family Partners LP

By:	/s/ Christopher B. Mario
Name:	Christopher B. Mario
Title:	General Partner of Mario Family Partners LP

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ John J. Mack
John J. Mack

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

The Robert K. Steel Blind Trust B

By:	/s/ James I. Black
Name:	James I. Black, III
Title:	Trustee

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Triremes 16 LLC

By:	Spinnaker Capital 2007 GP LLC
Its:	Managing Member

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ Ron Haak
Ron Haak

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

WS Investment Company, LLC (2011A)

By:	/s/ Michael Danaher
Name:	Michael Danaher
Title:	Member

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Clyde D. Wagner Living Trust dated June 6, 2001

By:	/s/ Clyde D. Wagner
Name:	Clyde D. Wagner
Title:	Trustee

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Shifteh Karimi Wagner Living Trust dated June 6, 2001

By:	/s/ Shifteh Karimi Wagner
Name:	Shifteh Karimi Wagner
Title:	Trustee

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ Steinar J. Engelsen
Steinar J. Engelsen

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Hadar Cars AB

By:	/s/ Hadar Cars
Name:	Hadar Cars
Title:	Chairman

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Michael Danaher and Carol Danaher, Trustees of the Danaher Family Trust dtd. 6/29/04

By:	/s/ Michael Danaher
Name:	Michael J. Danaher
Title:	Trustee

[Signature Page to Convertible Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Convertible Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ Mario Rosati
Mario Rosati

[Signature Page to Convertible Note and Warrant Purchase Agreement]

EXHIBIT A

Schedule of Investors

Investor	Note Principal Amount	Warrant Purchase Price	Total Purchase Price

Initial Closing: January 17, 2012

BDF IV Annex Fund, L.P.	$6,000.40	$0.60	$6,001.00

Biotechnology Development Fund IV, L.P.	$1,432.86	$0.14	$1,433.00

Vivo Ventures Fund V, L.P.	$1,193,910.86	$119.39	$1,194,030.25

Biotechnology Development Fund IV Affiliates, L.P.	$26.00	$0.00	$26.00

Vivo Ventures Fund Affiliates V, LP	$14,011.68	$1.40	$14,013.08

Mario Family Partners LP	$161,116.07	$16.11	$161,132.18

John J. Mack	$160,481.71	$16.05	$160,497.76

The Robert K. Steel Blind Trust B	$160,481.71	$16.05	$160,497.76

Triremes 16 LLC	$160,481.71	$16.05	$160,497.76

Ron Haak	$10,698.68	$1.07	$10,699.75

Clyde D. Wagner Living Trust dated June 6, 2001	$5,349.24	$0.53	$5,349.77

Shifteh Karimi Wagner Living Trust dated June 6, 2001	$5,349.24	$0.53	$5,349.77

Steinar J. Engelsen	$1,611.69	$0.16	$1,611.85

Hadar Cars AB	$1,611.53	$0.16	$1,611.69

TOTAL	$1,882,563.38	$188.24	$1,882,751.62

A-1

Investor	Note Principal Amount	Warrant Purchase Price	Total Purchase Price

First Subsequent Closing: January 20, 2012

WS Investment Company, LLC (2011A)	$9,546.86	$0.95	$9,547.81

Michael Danaher and Carol Danaher, Trustees of the Danaher Family Trust dtd. 6/29/04	$738.15	$0.07	$738.22

Mario Rosati	$164.08	$0.02	$164.10

TOTAL	$10,449.09	$1.04	$10,450.13

A-2

EXHIBIT B

Form of Convertible Promissory Note

EXHIBIT C

Form of Warrant to Purchase Shares

EXHIBIT D

Form of Security Agreement

EXHIBIT E

Form of Amended and Restated Voting Agreement